SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           HAEMONETICS CORPORATION
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
         (5)   Total fee paid:

               ---------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

               ---------------------------------------------------------------


                           HAEMONETICS CORPORATION

                  Notice of Annual Meeting of Stockholders

                                July 23, 2002

To the Stockholders:

      The Annual Meeting of the Stockholders of Haemonetics Corporation will be held on Tuesday, July 23, 2002 at 9:00 a.m. at the State Street Bank Building, 225 Franklin Street, Boston, Massachusetts for the following purposes:

      1. To elect two Directors to serve for a term of three years and until their successors shall be elected and qualified, as more fully described in the accompanying Proxy Statement.

      2. To consider and act upon any other business which may properly come before the meeting.

      The Board of Directors has fixed the close of business on June 3, 2002 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.


                                       By Order of the Board of Directors


                                       /s/ Alicia R. Lopez


                                       Alicia R. Lopez
                                       Clerk

Braintree, Massachusetts
June 24, 2002

                           HAEMONETICS CORPORATION

                               PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haemonetics Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, July 23, 2002, at the time and place set forth in the notice of meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is June 24, 2002.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, the proxy will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

      The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for transaction of business. The election of the nominees for Director will be decided by plurality vote. Abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

      The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company.

      The Company's principal executive offices are located at 400 Wood Road, Braintree, Massachusetts, USA 02184-9114, telephone number (781) 848-7100.

                      RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on June 3, 2002 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 25,082,912 shares of Common Stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.

                            ELECTION OF DIRECTORS

      Pursuant to the Articles of Organization of the Company, the Board of Directors is divided into three classes, with each class being as nearly equal in number as possible. One class is elected each year for a term of three years. James L. Peterson and Benjamin L. Holmes are currently serving in the class of directors whose terms expire at this Annual Meeting. It is proposed that James L. Peterson and Benjamin L. Holmes be elected to serve terms of three years, and in each case until their successors shall be duly elected and qualified or until their death, resignation or removal. The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. If any such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitutes as management may recommend. Should management not recommend a substitute for any nominee, the proxy will be voted for the election of the remaining nominees. The nominees are not related to each other or to any executive officer of the Company or its subsidiaries.


                                            Year First
                                             Elected            Position with the Company or Principal
Name                                 Age     Director            Occupation During the Past Five Years
--------------------------------------------------------------------------------------------------------------

Nominated for a term ending in 2005:

James L. Peterson                    59        1985       Since January 1998, President and Chief Executive
                                                          Officer of the Company. From May 1994, President,
                                                          International Operations, and Vice Chairman of the
                                                          Board of Directors of the Company. From 1988 to
                                                          1994, Executive Vice President of the Company.
                                                          Previously, Vice President with responsibility for
                                                          all international activities of the Company.

Benjamin L. Holmes                   67        1998       Since December 1994, President of the Holmes Co.,
                                                          specializing in health care with a focus on the
                                                          device industry. From 1985 to 1994, Vice President
                                                          of the Hewlett-Packard Company. From 1983 to 1994,
                                                          General Manager of the Medical Products Group of
                                                          Hewlett-Packard. Serves as Director for PLC
                                                          Medical Systems, a publicly traded company.
                                                          Director of not-for-profit organizations Project
                                                          HOPE, UCLA Foundation, and St. Luke's Wood River
                                                          Medical Center Foundation.





                                            Year First
                                             Elected            Position with the Company or Principal
Name                                 Age     Director            Occupation During the Past Five Years
--------------------------------------------------------------------------------------------------------------

Serving a term ending in 2003:

Sir Stuart Burgess                   73        1992       Since January 1998, Chairman of the Company.
                                                          Since 1995, Chairman of Finsbury Worldwide
                                                          Pharmaceutical Trust plc, an investment trust
                                                          specializing in the pharmaceutical industry. From
                                                          1990 to 1997, Chairman of the Anglia & Oxford
                                                          Region of the U.K. National Health Service (NHS)
                                                          and member of the NHS Policy Board. From 1993 to
                                                          1997, Director of Anagen plc and from 1990 to
                                                          1996, Director of Immuno U.K. Ltd. From 1979 to
                                                          1989, Chief Executive Officer and from 1973 to
                                                          1989, Director of Amersham International plc, a
                                                          world leader in nuclear medicine.

Ronald G. Gelbman                    55        2000       From 1971 to 1999 with Johnson and Johnson and
                                                          most recently as Johnson and Johnson Executive
                                                          Committee Member and Worldwide Chairman, Health
                                                          Systems & Diagnostics. Previously, Worldwide
                                                          Chairman, Pharmaceuticals and Diagnostics, Johnson
                                                          and Johnson. Member of the Board of Directors for
                                                          Sensatex; the Board of Trustees at Rollins
                                                          College, and the Board of Advisors at privately-
                                                          held CareGain, a healthcare management company.

N. Colin Lind                        47        1998       Since 1986, with Blum Capital Partners L.P., a
                                                          strategic equity investment firm with
                                                          approximately 13% ownership in Haemonetics.
                                                          Currently Managing Partner for the firm
                                                          responsible for $2.7 billion in assets under
                                                          management. Currently serves as Director of
                                                          privately-held companies, Kinetic Concepts and
                                                          Smarte Carte. Previously a Director of two public
                                                          and nine private companies.





                                            Year First
                                             Elected            Position with the Company or Principal
Name                                 Age     Director            Occupation During the Past Five Years
--------------------------------------------------------------------------------------------------------------

Serving a term ending in 2004:

Yutaka Sakurada                      70        1991       Since 2001, Vice President of the Company and
                                                          Chairman and Chief Executive Officer of
                                                          Haemonetics Japan. From 1991 to 2001, Vice
                                                          President of the Company and President of
                                                          Haemonetics Japan. From 1989 to 1991, Managing
                                                          Director of Kuraray Plastics Co., Ltd., a
                                                          diversified synthetic fiber manufacturer and a
                                                          distributor of the Company's products. From 1988
                                                          to 1996, Vice Chairman of the Japanese Society for
                                                          Biomaterials.

Donna C. E. Williamson               50        1993       Since 2001, an independent consultant. From 1999
                                                          to 2001, Managing Director and Senior Vice
                                                          President, ABN Amro Private Equity, an equity
                                                          investing partnership. From 1996 to 1999, an
                                                          independent consultant. From 1993 to 1996,
                                                          Corporate Senior Vice President of Caremark
                                                          International, Inc., a leading provider of
                                                          diversified health care services throughout the
                                                          U.S. and other countries. From 1992 to 1993,
                                                          Corporate Vice President of Caremark International,
                                                          Inc. From 1983 to 1992, Corporate Vice President at
                                                          Baxter International responsible for strategy,
                                                          business development, and health cost management
                                                          businesses. Director of PSS World Medical, Inc.
                                                          and the American Red Cross of Greater Chicago.

Harvey G. Klein, M.D.                60        1998       Since 1983, Chief of the Department of Transfusion
                                                          Medicine at the Warren G. Magnuson Clinical Center
                                                          of the National Institutes of Health. Previously
                                                          held other senior level positions with NIH.
                                                          Currently serves on several boards: Past President,
                                                          American Association of Blood Banks; Chairman of
                                                          the Panel for Blood and Blood Products of the US
                                                          Pharmacopeia; U.S. Health and Human Services
                                                          Advisor Committee on Blood Safety and Availability;
                                                          and, the Blood Products Advisory Committee of the
                                                          Food and Drug Administration. Previously, President
                                                          of the American Society for Apheresis and Director
                                                          of the World Apheresis Association.

                INFORMATION CONCERNING THE BOARD OF DIRECTORS
                          AND DIRECTOR COMPENSATION

      During the last fiscal year, there were eight meetings of the Board of Directors of the Company. All of the Directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held while he or she was a director, and (ii) the total number of meetings held by Committees of the Board of Directors on which they served.

      During fiscal year 2002, the Directors of the Company who were not employees of the Company, except Sir Stuart Burgess, received an annual cash fee of $20,000 and an option to purchase up to 6,000 shares of Common Stock of the Company. Sir Stuart Burgess, as compensation for his duties performed as Chairman of the Board, was paid a cash fee of $45,000 for 20 days of formal meetings throughout fiscal year 2002 and was also granted options to purchase up to 12,000 shares of Common Stock of the Company. The options granted to both the directors and to the Chairman vested immediately. Sir Stuart also received a consulting fee of $1,500 per day for each additional day devoted to Chairman responsibilities, amounting to $88,500, for the fiscal year ended March 30, 2002.

      The Board of Directors has a Compensation and Management Development Committee (the "Compensation Committee") composed of independent directors who are not employees of the Company. The members of the Compensation Committee are Sir Stuart Burgess, Chairman, Ronald G. Gelbman, Benjamin L. Holmes, N. Colin Lind and Donna C.E. Williamson. The Compensation Committee determines the compensation to be paid to the key officers of the Company and administers the Company's 1990 Stock Option Plan and its 1992 and 2000 Long-term Incentive Plans. During the last fiscal year, there were four meetings of the Compensation Committee.

      The Board of Directors has an Audit Committee composed of independent directors who are not employees of the Company. The members of the Audit Committee are Benjamin L. Holmes, Chairman, Sir Stuart Burgess, Ronald G. Gelbman and Donna C.E. Williamson. The Audit Committee provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management, and internal audit, various matters related to its internal accounting controls. During the last fiscal year, there were five meetings of the Audit Committee.

      At its April 30, 2002 meeting, the Board of Directors approved the formation of a Nominating Committee composed of independent directors who are not employees of the Company. The members of the Nominating Committee are Sir Stuart Burgess, Ronald G. Gelbman, Benjamin L. Holmes and, N. Colin Lind. The Nominating Committee recommends nominees for election as directors to the full Board of Directors. The Nominating Committee considers recommendations for nominees for directorships submitted by stockholders, directors and members of management. Stockholders who wish to submit candidates for consideration as nominees may submit an appropriate letter and resume to the Secretary of the Company at the Company's executive offices in Braintree, Massachusetts. There were no meetings of the Nominating Committee during fiscal year 2002, the committee having been constituted subsequent to the close of the fiscal year.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of May 16, 2002, certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) each of the Company's directors and each of the executive officers named in the Summary
Compensation Table elsewhere in this Proxy Statement; and (iii) all directors and executive officers as a group.


                                                       Title           Amount & Nature        Percent
Name of Beneficial Owner                              of Class       Beneficial Ownership     Of Class
------------------------------------------------------------------------------------------------------

Sir Stuart Burgess(1)                               Common Stock            161,232             0.64%
James L. Peterson(2)                                Common Stock          1,521,927             6.02%
Ronald J. Ryan(3)                                   Common Stock            154,687             0.61%
Stephen C. Swenson(4)                               Common Stock             25,000             0.10%
Timothy Surgenor(5)                                 Common Stock            135,877             0.54%
Thomas D. Headley(6)                                Common Stock             50,842             0.20%
Yutaka Sakurada(7)                                  Common Stock             91,047             0.36%
Ronald G. Gelbman(8)                                Common Stock             27,000             0.11%
Donna C.E. Williamson(9)                            Common Stock             61,300             0.24%
Benjamin L. Holmes(10)                              Common Stock             41,500             0.16%
Harvey G. Klein M.D.(11)                            Common Stock             37,000             0.15%
N. Colin Lind(12)                                   Common Stock          3,366,400            13.32%
Sterling Capital Management LLC(13)                 Common Stock          1,595,423             6.31%
Wellington Management(14)                           Common Stock          2,818,050            11.15%
Blum Capital Partners, L.P.(12)                     Common Stock          3,366,400            13.32%
Neuberger & Berman Inc.(15)                         Common Stock          2,935,345            11.62%
Vanguard Specialized Funds(16)                      Common Stock          1,983,900             7.85%
Massachusetts Financial Services(17)                Common Stock          2,773,113            10.97%
All executive officers and directors as a group
 (12 persons)(18)                                   Common Stock          5,673,812            22.45%

--------------------
<F1>  Includes 157,732 shares which Sir Stuart has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002. Does not include 3,500 shares held in trust for the benefit of Sir Stuart's children. Sir Stuart disclaims beneficial ownership of such shares.
<F2>  Does not include 25,150 shares held in trust for the benefit of Mr.
      Peterson's children, 3,300 shares held by the Peterson Foundation and 15,000 shares held in trust for the benefit of Mr. Peterson's parents. Mr. Peterson disclaims beneficial ownership of such shares. Includes 880,000 shares which Mr. Peterson has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.
<F3>  Consists of 154,687 shares which Mr. Ryan has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.
<F4>  Consists of 25,000 shares which Mr. Swenson has the right to acquire upon exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.

                   (footnotes continued on following page)




<F5>  Consists of 135,877 shares which Mr. Surgenor has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.
<F6>  Includes 50,078 shares which Mr. Headley has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002
<F7>  Includes 89,251 shares which Dr. Sakurada has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.
<F8>  Consists of 27,000 shares which Mr. Gelbman has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.
<F9>  Includes 60,000 shares which Ms. Williamson has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.
<F10> Includes 40,500 shares which Mr. Holmes has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.
<F11> Includes 36,000 shares which Dr. Klein has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.
<F12> Includes 36,000 shares which Mr. Lind has the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002. Also includes, 3,330,400 shares owned directly by four investment advisory clients for which Blum Capital Partners, L.P. ("Blum L.P.") is the investment adviser with voting and investment discretion, three limited partnerships for which Blum Capital Partners is the general partner, and one limited partnership for which Blum Strategic GP, L.L.C. ("Blum GP") is the general partner. Mr. Lind is a director and officer of Richard C. Blum & Associates, Inc., Inc. (the general partner of Blum L.P.), an officer of Blum L.P., and a managing member of Blum GP. Mr. Lind disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The reporting person's address is 909 Montgomery Street, #400, San Francisco, CA 94133.
<F13> This information has been derived from a Schedule 13G filed with the
      Securities and Exchange Commission on February 6, 2002 reporting aggregate ownership and shared voting and dispositive power over 1,595,423 shares. The reporting entity's address is 301 S. College Street, Suite 3200, Charlotte, NC 28202.
<F14> This information has been derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2002 reporting aggregate ownership of and shared dispositive power over 2,818,050 shares and shared voting power over 737,750 shares. The reporting entity's address is 75 State Street, Boston, MA 02109.
<F15> This information has been derived from a Schedule 13G/A filed with the Securities and Exchange Commission on May 8, 2002 reporting aggregate ownership of and shared dispositive power over 2,935,345 shares, sole voting power over 188,500 shares and shared voting power over 1,986,200 shares. The reporting entity's address is 605 Third Avenue, New York, NY 10158-3698.
<F16> This information has been derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2002 reporting aggregate ownership of and sole voting power over 1,983,900 shares. The reporting entity's address is 100 Vanguard Boulevard, VM #V34, Malvern, PA 19355.
<F17> This information has been derived from a Schedule 13G/A filed with the Securities and Exchange Commission on March 14, 2002 reporting aggregate ownership of and sole dispositive power over 2,773,113 shares and sole voting power over 2,357,993 shares. The reporting entity's address is 500 Boylston Street, Boston, MA 02116.
<F18> Includes 1,692,125 shares which executive officers and directors have the right to acquire upon the exercise of options currently exercisable or exercisable within 60 days of May 16, 2002.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission and the New York Stock Exchange reports concerning their ownership of the Company's Common Stock and changes in such ownership. Copies of such reports are required to be furnished to the Company. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company during or with respect to the Company's most recent fiscal year, all Section 16(a) filing requirements applicable to persons who were, during the most recent fiscal year, officers or directors of the Company or greater than 10% beneficial owners of its Common Stock were complied with.

          COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT
                        ON EXECUTIVE COMPENSATION(1)

      The Compensation Committee determines the compensation to be paid to the key officers of the Company and administers the Company's 1990 Stock Option Plan and its 1992 and 2000 Long-term Incentive Plans. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials. The Compensation Committee's determinations with respect to compensation for the fiscal year ended March 30, 2002 were made early in the fiscal year. During the last fiscal year there were four meetings of the Compensation Committee.

      The Compensation Committee is comprised of independent directors who are not employees of the Company. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials. The Compensation Committee's determinations with respect to compensation for the fiscal year ended March 30, 2002 were made early in the fiscal year.

      The Company's executive compensation program is intended to attract and retain talented executives and to motivate them to achieve the Company's business goals. The program utilizes a combination of salary, stock options and cash bonuses awarded based on the achievement of corporate performance objectives. The compensation received by its executive officers is thereby linked to the Company's performance. Within this overall policy, compensation packages for individual executive officers are intended to reflect the responsibilities of their position and past achievements with the Company, as well as the Company's performance.

      In arriving at the base salaries paid to the Company's executive officers for the year ended March 30, 2002, the Committee considered their individual contributions to the performance of the Company, their levels of responsibility, salary increases awarded in the past, the executive's experience and potential, and the level of compensation necessary, in the overall competitive environment, to retain talented individuals. All of these factors were collectively taken into account by the Committee in making a subjective assessment as to the appropriate base salary for each of the Company's executive officers, and no particular weight was assigned to any one factor.

--------------------
<F1>  The material in this report is not "soliciting material," is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

      During the fiscal year ended March 30, 2002, the Company's executive bonus program was tied primarily to the achievement by the Company of predetermined earnings per share and revenue targets. Under the program, attainment of these predetermined goals resulted in cash payment of bonuses. For the fiscal year 2003, the executive bonus plan will continue to be heavily weighted to the Company's earnings per share and revenue targets.

      The Company's stock option program is intended to provide additional incentive to build shareholder value, to reward long-term corporate performance and to promote employee loyalty through stock ownership. Information with respect to stock options held by executive officers (including options granted during the year ended March 30, 2002) is included in the tables following this report. In determining the number of options granted to executive officers during the last fiscal year ended March 30, 2002, the Committee made a subjective assessment of the past and potential contributions of particular executive officers to the financial and operational performance of the business unit directed by the executive, and of such officer's potential for advancement. The Committee, in arriving at the number of options to be granted to particular executive officers, was aware of whether or not such officers had been granted options in the past. The vesting of options granted is not dependent upon the achievement of predetermined performance goals. Nevertheless, the amount realized by a recipient from an option grant will depend on the future appreciation in the price of the Company's Common Stock.

      In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1.0 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law, certain requirements must be met, including approval of the performance measures by the stockholders. In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements. The Company has not adopted a policy that all executive compensation be fully deductible.

Compensation of Chief Executive Officer

      With the approval of the Compensation Committee in May 2001, Mr. Peterson received a salary for the fiscal year ended March 30, 2002 of $487,306. The Committee did not grant Mr. Peterson any new options to purchase shares of the Company's Common Stock during the fiscal year ended March 30, 2002 as Mr. Peterson received a two-year grant with options to purchase up to 280,000 shares of the Company's Common Stock in May 2000, of which one-half vested as of March 31, 2001 and the remaining one-half as of March 31, 2002.

      In recognition of the Company's performance during the fiscal year ended March 30, 2002, the Compensation and Management Development Committee in May 2002 awarded Mr. Peterson a cash bonus of $421,348.

              COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                        Sir Stuart Burgess, Chairman
                        Ronald G. Gelbman
                        Benjamin L. Holmes
                        N. Colin Lind
                        Donna C.E. Williamson

        COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE INTERLOCKS
                          AND INSIDER PARTICIPATION

      During the fiscal year ended March 30, 2002 the members of the Compensation and Management Development Committee were Sir Stuart Burgess, Chairman, Ronald G. Gelbman, Benjamin L. Holmes, N. Colin Lind and Donna C.E. Williamson. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2002.

                           EXECUTIVE COMPENSATION

      The following table sets forth all compensation earned by the Company's Chief Executive Officer and four executive officers of the Company (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered as executive officers to the Company and its subsidiaries for the Company's fiscal years ended March 30, 2002, March 31, 2001 and April 1, 2000.

Summary Compensation Table


                                                                                               Long-Term
                                                                                              Compensation
                                                       Annual Compensation                       Awards
                                         ------------------------------------------------     ------------
                                                                              Other
                                                                              Annual             Stock            All Other
Name and Principal Position     Year      Salary(l)       Bonus(l)         Compensation         Options        Compensation(2)
------------------------------------------------------------------------------------------------------------------------------

James L. Peterson               2002     $487,306        $421,348        $  272,208(3)(4)             -
 President & CEO                2001     $438,854        $301,398        $  175,767(3)(4)       280,000
                                2000     $430,744        $172,990        $  504,091(3)(4)             -

Ronald J. Ryan                  2002     $287,717        $184,114        $   11,964(3)           13,520            $6,000
 CFO & Sr. Vice President       2001     $281,560        $ 60,475        $    9,504(3)           19,174            $6,000
                                2000     $264,370        $ 77,031        $    9,571(3)           46,508            $6,000

Stephen C. Swenson(6)           2002     $260,000        $129,232        $   67,659(3)(4)             -
 Executive Vice President,      2001     $ 85,000(5)     $ 25,000(5)     $   33,142(3)(4)       100,000
 Worldwide Sales

Timothy Surgenor                2002     $275,627        $139,130        $    8,940(3)                -            $6,000
 Executive Vice President       2001     $260,000        $ 50,000        $    8,940(3)           19,453
                                2000     $ 50,000(5)     $      -(5)     $    2,204(3)          250,000

Thomas Headley                  2002     $244,707        $ 73,584        $    9,542(3)           19,220            $6,000
 Executive Vice President,      2001     $230,055(5)     $ 35,543(5)     $1,023,422(4)(5)        70,000            $3,450
 Research and Development       2000     $198,245        $ 55,000

                        (footnotes on following page)




<F1>  Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.
<F2>  Includes matching contributions made by the Company under its 401(k)
      Plan: (i) in 2002: $6,000 for each Mr. Ryan, Mr. Surgenor and Mr. Headley (ii) in 2001: for Mr. Ryan $6,000, for Mr. Headley $3,450
      (iii) in 2000: for Mr. Ryan $6,000.
<F3>  Includes the following amounts paid by the Company with respect to company-owned vehicles or auto allowances: (i) in 2002: for Mr. Peterson $22,098, and $8,400 for each Mr. Ryan, Mr. Surgenor, Mr. Swenson and Mr. Headley (ii) in 2001: for Mr. Peterson $22,106, for Mr. Ryan $6,850, for Mr. Surgenor $8,400, for Mr. Swenson $2,800, for Mr. Headley $4,200 (iii) in 2000: for Mr. Peterson $23,673, for Mr. Ryan $6,850, for Mr. Surgenor $2,100.
<F4>  Includes the following amounts for housing allowances for Mr.
      Peterson: in 2002 $44,377, in 2001 $48,057, in 2000 $65,198. Includes
      the following amounts for travel allowances for Mr. Peterson: in 2002 $27,478, in 2001 $13,644, in 2000 $59,642. Includes the following amounts for tax equalization payments for Mr. Peterson: in 2002 $160,974, in 2001 $75,779, in 2000 $337,235. Includes the following amounts for relocation expenses (i) in 2002: for Mr. Swenson $56,401
      (ii) in 2001: for Mr. Swenson $29,494 (iii) in 2000: for Mr. Peterson $33,333. Includes a $1,019,004 one-time signing bonus for Mr. Headley in 2001.
<F5>  Mr. Swenson was hired effective December 5, 2000. Mr. Surgenor was hired effective January 31, 2000. From April 2, 2000 through September 17, 2000, Mr. Headley was compensated as an employee of Transfusion Technologies Corporation. Effective September 18, 2000 with the acquisition of Transfusion Technologies Corporation by the Company, Mr. Headley began receiving his compensation as an employee of the Company.
<F6>  The Company advanced $500,000 to Mr. Swenson during fiscal year 2002 to assist with the purchase of a primary residence. The loan, dated December 10, 2001, is forgivable over five years at $100,000 per year provided Mr. Swenson is an active employee of the Company. In the event of Mr. Swenson's termination, the loan balance is due and payable within six months. The loan is non-interest bearing.

      The Company has employment agreements with each of the named executive officers which provide that they shall serve in the capacities indicated in the executive compensation table at annual minimum base salaries as follows: James L. Peterson, $400,000; Ronald J. Ryan, $250,000; Steven C. Swenson, $260,000; Timothy Surgenor, $260,000 and Thomas Headley, $230,000. Such officers also receive such fringe benefits as are generally made available by the Company to its other full-time executive employees. The agreements are terminable by either the Company or the officer annually. In the event of a change in control of the Company, the agreements provide that the officers shall be entitled to lump sum payments in varying amounts not in excess of 2.99 times the officer's base salary plus incentive bonus, in some cases averaged over five years preceding the calendar year in which the change in control occurs, and Mr. Headley is entitled, in addition, to receive an acceleration of a bonus in the aggregate amount of $179,824, payable at the end of two years from the commencement date of his employment, in connection with the Transfusion Technologies acquisition. In addition, in the event that their employment is terminated in connection with a change in control, the officers are entitled to certain employee benefits during the one-year period commencing on the date such termination occurs. In the event of the termination of their employment under certain circumstances not involving a change in control, including termination of their employment by the Company without cause or a material diminution of their responsibilities, the agreements provide that the officers shall receive a severance payment equal to their annual base salary as well as certain employee benefits during the one-year period following such termination. For purposes of the agreement the term change in control shall be deemed to have occurred when any person becomes the beneficial owner directly or indirectly of more than fifty percent of the combined voting power of the Company's outstanding stock or the stockholders of the Company approve a merger or consolidation of the Company with another corporation or a plan of liquidation or an agreement for the sale or disposition of substantially all of the Company's assets. The agreement also contains a noncompetition provision applicable for a period of one year following termination of employment and provisions regarding preservation of the confidentiality of Company information.

Option Grants in Fiscal Year Ended March 30, 2002

      The following table provides information on option grants to the executive officers of the Company listed in the Summary Compensation Table above during the fiscal year ended March 30, 2002. Pursuant to applicable regulations of the Securities and Exchange Commission, the table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date of grant to the end of the option term.


                                          Individual Grants
                      ---------------------------------------------------------         Potential Realizable
                                     Percentage of                                        Value at Assumed
                      Number of      Total Options                                      Annual Rates of Stock
                      Securities      Granted to       Exercise                          Price Appreciation
                      Underlying       Employees        or Base                          for Option Term(2)
                       Options       in the Fiscal       Price       Expiration     -----------------------------
                       Granted         Year 2002       Per Share        Date            5%               10%
                      -------------------------------------------------------------------------------------------

Ronald J. Ryan        13,520(1)          1.35           $33.15       4/30/2011      $281,863.02     $  714,296.25
Thomas D. Headley     19,220(1)          1.92           $33.15       4/30/2011      $400,695.81     $1,015,441.85

--------------------
<F1>  Options vest at the rate of 25% per year over the four years following the grant date (except in the case of death, termination or retirement).
<F2>  These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Company's Common Stock. There can be no assurance that the values reflected in this table will be achieved. On May 16, 2002 the closing price of the Company's Common Stock on the New York Stock Exchange was $29.08.

Aggregated Option Exercises in Fiscal Year
 Ended March 30, 2002 and Option Values at March 28, 2002

      The following table provides information on the value of unexercised options held by the executive officers listed in the Summary Compensation Table above at March 30, 2002.


                                                          Number of Unexercised               Value of Unexercised
                         Shares                         Options at March 30, 2002         Options at March 30, 2002(1)
                        Acquired         Value        -----------------------------     --------------------------------
                       on Exercise      Realized      Exercisable     Unexercisable      Exercisable       Unexercisable
                       -------------------------------------------------------------------------------------------------

James L. Peterson             0        $        0       740,000          140,000        $10,133,679.84     $1,236,718.00

Ronald J. Ryan                0        $        0       130,470           48,732        $ 1,921,988.96     $  469,471.04

Stephen C. Swenson            0        $        0        25,000           75,000        $    38,812.50     $  116,437.50

Timothy Surgenor          6,872        $65,941.65       127,002          135,579        $   700,022.57     $  775,789.22

Thomas D. Headley             0        $        0        45,273           43,947        $   360,314.23     $  196,794.77

--------------------
<F1>  Value of unexercised stock options represents difference between the exercise prices of the stock options and the closing price of the Company's Common Stock on the New York Stock Exchange on March 28, 2002, which was $31.74.

                        COMPARATIVE PERFORMANCE GRAPH

      The following performance graph compares the cumulative total shareholder return for the period commencing March 31, 1997 through March 31, 2002 among the Company, the S&P 500 Index and the S&P 500 Health Care (Health Care Equipment) Index. The graph assumes one hundred dollars invested on March 31, 1997 in the Company's Common Stock, the S&P 500 Index and the S&P 500 Health Care (Health Care Equipment) Index and also assumes reinvestment of dividends. The S&P 500 Health Care (Medical Products & Supplies) Index was discontinued in December, 2001. Therefore, the Company has chosen to measure itself against the S&P 500 Health Care (Health Care Equipment) Index, which includes the same companies as the previous index plus Zimmer Holdings, Inc.




                                          3/31/97     3/31/98     3/31/99     3/31/00     3/31/01     3/31/02
                                          -------------------------------------------------------------------

Haemonetics Corporation                    $100         101          88         127         186         179
S&P 500                                    $100         148         175         207         162         162
S&P 500 Health Care (Equipment) Index      $100         143         185         194         198         217

                       INDEPENDENT PUBLIC ACCOUNTANTS

      On June 18, 2002, the Board of Directors, on the recommendation of the Audit Committee, terminated the engagement of Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed the firm of Ernst & Young LLP ("E&Y") as its independent public accountants to examine the financial statements of the Company and its subsidiaries for the fiscal year ending March 29, 2003.

      Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or application of accounting principles.

      During the Company's two most recent fiscal years and through the date of termination of the engagement, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with Andersen's report on the Company's consolidated financial statements for such years; and there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

      During the Company's two most recent fiscal years and through the date of engagement, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that E&Y might render on the Company's consolidated financial statements.

      Representatives of the Company's independent public accountants are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                          AUDIT COMMITTEE REPORT(1)

      The Audit Committee of the Board of Directors, (the "Committee"), provides general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. The Committee reviews with the Company's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management, and internal audit, various matters related to its internal accounting controls. During the last fiscal year, there were five meetings of the Audit Committee.

--------------------
<F1>  The material in this report, including the audit committee charter, is not "soliciting material," is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

      The Audit Committee is comprised of three or more independent directors, as determined by the Board, and operates under a written charter adopted by the Board, (attached as Exhibit A).

      Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee is responsible for overseeing and monitoring the quality of the Company's accounting and auditing practices.

      In this context, the Audit Committee reviewed and discussed the Company's audited financial statements for the fiscal year ended March 30, 2002 with management and with the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the Company's audited financial statements included the auditor's judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements. The Committee also discussed with the auditors other matters required by Statement on Auditing Standards, ("SAS") No. 61 "Communication with Audit Committees," as amended by SAS No. 90, "Audit Committee Communications."

      The Company's auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 "Independence Discussion with Audit Committees." The Committee discussed with the auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor's independence.

      Fees paid to the Company's independent auditors' firm for fiscal 2002 were comprised of the following:

      Aggregate Audit Fees (for annual and quarterly reviews)          $436,000
      Aggregate Other Fees (primarily tax services and services in
       connection with business acquisitions)                           623,000

      Based on the Committee's discussion with management and the auditors, and the Committee's review of the representations of management and the report of the auditors to the Committee, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended March 30, 2002 filed with the Securities and Exchange Commission.

                        AUDIT COMMITTEE
                        Benjamin L. Holmes, Chairman
                        Sir Stuart Burgess
                        Ronald G. Gelbman
                        Donna C.E. Williamson

                            STOCKHOLDER PROPOSALS

      Any proposal submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the 2003 Annual Meeting of Stockholders must be received at the Company's principal executive offices in Braintree, Massachusetts on or before February 24, 2003. In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Company does not receive notice of a shareholder proposal to be raised at its 2003 Annual Meeting on or before May 10, 2003, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2003 Annual Meeting.

                                OTHER MATTERS

      Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                               VOTING PROXIES

      The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.


                                       By Order of the Board of Directors

                                       /s/ Alicia R. Lopez

Braintree, Massachusetts               Alicia R. Lopez
June 24, 2002                          Clerk

                                                                  Exhibit A

                           HAEMONETICS CORPORATION
                  CHARTER AND POWERS OF THE AUDIT COMMITTEE

I.    PURPOSE

The Audit Committee (the "Committee") has been appointed by the Board of Directors (the "Board") to provide general oversight of the Company's financial reporting and disclosure practices, system of internal controls, and the Company's processes for monitoring compliance by the Company with Company policies. While the Committee has the powers and duties set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with Company policies. In performing its functions, it is the responsibility of the Committee to endeavor to facilitate free and open communication among the independent accountants, the internal auditors, the Board and the Company's management.

II.   COMPOSITION

The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be independent and financially literate, and at least one of whom shall have accounting or related financial management expertise, all as prescribed in the requirements adopted from time to time by the New York Stock Exchange.

III.  RESPONSIBILITIES

In carrying out its oversight responsibilities the Committee shall:

Review this Charter at least annually.

Meet as frequently as circumstances require (generally four times per year). The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

      1.    Create an agenda for the ensuing year.

      2. Review the performance of the independent accountants and make recommendations to the Board of Directors annually regarding the appointment or termination of the independent accountants. The independent accountants shall ultimately be accountable to the Board and the Committee, as representatives of the shareholders; and the Board, after considering the recommendation of the Committee, shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

      3. Confer with the independent accountants and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; review and approve the independent accountants' annual engagement letter; review and approve the Company's internal audit charter, annual audit plans and budgets; direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorize the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

      4. Review with management, the independent accountants and internal auditors significant risks and exposures (and assess the steps management has taken to minimize such risks), audit activities and significant audit findings.

      5. Review and discuss with the independent accountants their annual written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard No. 1, including in particular the range and cost of audit and non-audit services performed by the independent accountants; and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services, including non-audit services, that may impact the objectivity and independence of the independent accountants and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

      6. Review, in consultation with the independent accountants, the integrity of the Company's financial reporting processes, both internal and external.

      7. Review the Company's audited annual financial statements and the independent accountants' opinion rendered with respect to such financial statements. In reviewing the Company's audited annual financial statements, the Committee shall confer with the Company's independent accountants, management and internal auditors and consider the following:

            * The accounting policies of the Company which may be viewed as critical; the nature and extent of any significant changes in accounting principles or the application thereof; significant judgment areas; significant risks and exposures and the steps management have taken to minimize such risks to the Company.

            * The independent accountants' judgments on the quality, appropriateness and consistent application of the Company's accounting principles, disclosures and underlying estimates in the financial statements.

            * The nature of any off-balance sheet structures, including financing arrangements, and their potential impact on the Company and its financial statements.

            * The effectiveness and adequacy of the Company's internal auditing procedures and systems of internal control, including computerized information system controls and security and internal controls and procedures relating to executive travel and entertainment.

            * The annual report from management assessing the Company's internal controls.

            * The recommendations of the independent accountants and internal auditors regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries, including review of the correction of controls deemed to be deficient.

            * Adequacy of internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

            * The terms and effects of any transactions with parties related to the Company which are significant in size or which involve terms or other aspects which differ from those which would likely be negotiated with an unaffiliated third party and which are material to an understanding of the Company's financial statements.

            * Any comments and recommendations of the independent accountants, including any serious difficulties or disputes with management encountered during the course of the audit.

      8. Prior to any public announcement, discuss with the independent accountants and financial management quarterly financial results and the results of the independent accountants' review, including the independent accountants' judgments on the quality and consistent application of the Company's accounting principles, disclosures and underlying estimates in the quarterly financial statements, significant adjustments, management judgments and accounting estimates, significant new accounting policies, and disagreements with management and whether these factors have affected the quality of the Company's financial reporting. Discussion may be with the Committee as a whole or a member designated by the Chairman, in person or by telephone conference call.

      9. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      10. Make a recommendation to the Board as to whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

      11. Provide any recommendation, certifications and reports that may be required by the New York Stock Exchange or the Securities and Exchange Commission. The report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement shall affirm that the Committee is governed by a charter and has (i) reviewed and discussed the audited financial statements with management, (ii) discussed with the independent accountants the matters required to be discussed by SAS 61, (iii) received the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence, including the compatibility of non-audit services with the accountant's independence, and (iv) recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

      12. Review with appropriate Company personnel, including the General Counsel, the actions taken to ensure compliance with the Company's Code of Conduct and the results of confirmations and violations of such Code.

      13. Review the programs and policies of the Company designed to ensure compliance with Company policies.

      14. Review the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

      15. Meet periodically with the independent auditors, the Director of Internal Audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee, such as the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, the cooperation that the independent accountants received during the course of the audit and time pressures the independent accountants may be experiencing;

      16. Review accounting and financial human resources and financial succession planning within the Company.

      17. Report through its Chairman to the Board of Directors following the meeting of the Committee.

      18. Maintain minutes or other records of meetings and activities of the Committee.

      19. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities that it determines appropriate. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

      20. Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Committee may, in its discretion, determine to be advisable.

      21. Periodically self-assess the financial and other qualifications of Committee members against those skills needed to fulfill its roles and responsibilities. Develop and implement a plan to address any skill gaps.

[X]  PLEASE MARK VOTES          REVOCABLE PROXY
     AS IN THIS EXAMPLE     HAEMONETICS CORPORATION

                       Annual Meeting of Stockholders
                                July 23, 2002

      The undersigned hereby appoints Sir Stuart Burgess and James L. Peterson or any one of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Stockholders of Haemonetics Corporation to be held Tuesday, July 23, 2002 at State Street Bank Building, 225 Franklin Street, Boston, Massachusetts and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Haemonetics Corporation standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

                                           With-    For All
                                   For     hold     Except
1.    ELECTION OF DIRECTORS:       [ ]      [ ]      [ ]
      James L. Peterson
      Benjamin L. Holmes

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

___________________________________________________________________________

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

      Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     --------------------------------
Please be sure to sign and date      Date
  this Proxy in the box below.
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-----Stockholder sign above--------Co-holder (if any) sign above-----

Detach above card, sign, date and mail in postage paid envelope provided.

                           HAEMONETICS CORPORATION

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ABOVE AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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